Other Operating Gains (Losses), Net	12 Months Ended
Dec. 31, 2025
Other Operating Gains (Losses), Net [Abstract]
OTHER OPERATING GAINS (LOSSES), NET

7. OTHER OPERATING GAINS (LOSSES), NET

For the years ended December 31,	2025	2024	2023
Gain (loss) on disposal of assets	$3,827	$(534)	$59
Gain (loss) on disposal of subsidiaries	230	2,620	—
C-band clearing income	—	—	344,892
Impairment	(365,224)	(267,017)	(79,740)
Other	—	—	(212)
Other operating gains (losses), net	$(361,167)	$(264,931)	$264,999

Impairment

During the year ended December 31, 2025, as a result of impairment testing of the GEO segment and CGUs, impairment losses of $302.2 million was recognized against goodwill, $55.9 million against satellites, property and other equipment, and $7.1 million against intangible assets. During the year ended 2024, as a result of impairment testing of the GEO business segment and CGU, impairment losses of $191.0 million was recognized against intangible assets, and impairment losses of $76.0 million was recognized against satellites, property and other equipment. The goodwill impairment was driven by a reduced number of GEO contract renewals arising from increased competition from newer LEO technology, coupled with sustained pricing pressure. Following the goodwill impairment, the recoverable amount of the GEO CGU approximates its carrying amount. Accordingly, any reasonably possible adverse change in key assumptions would result in a further impairment. Impairment losses recognised in respect of goodwill are not reversed in subsequent periods.